                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K



 Current Report Pursuant to Section 13 or 15(d) of the Securities Exchange Act
                                     of 1934

               Date of Report (February 8, 2001) February 8, 2001





                             SCHOLASTIC CORPORATION
             (Exact name of registrant as specified in its charter)

                                     0-19860
                             Commission File Number

            DELAWARE                                                13-3385513
    (State or other jurisdiction of           (IRS Employer Identification No.)
     incorporation or organization)

    555 BROADWAY, NEW YORK, NEW YORK                                      10012
    (Address of principal executive offices)                         (Zip Code)


        Registrant's telephone number, including area code (212) 343-6100

SCHOLASTIC CORPORATION
CURRENT REPORT ON FORM 8-K, DATED FEBRUARY 8, 2001
------------------------------------------------------------------------------


ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(B) UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL INFORMATION OF SCHOLASTIC CORPORATION.

                                                                              PAGE(S)
         Unaudited Pro Forma Condensed Consolidated Statement of Income
           for the six months ended November 30, 2000                          F-1 to F-2

         Notes to the Unaudited Pro Forma Condensed Consolidated Statement
          of Income                                                            F-3 to F-4

SCHOLASTIC CORPORATION
CURRENT REPORT ON FORM 8-K, DATED FEBRUARY 8, 2001
------------------------------------------------------------------------------

                                   SIGNATURES



Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          SCHOLASTIC CORPORATION
                                          (Registrant)






Date:  February 8, 2001                   /s/ Kevin J. McEnery
                                          ------------------------------
                                          Kevin J. McEnery
                                          Executive Vice President & Chief
                                          Financial Officer

                             SCHOLASTIC CORPORATION

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF INCOME

The following unaudited pro forma condensed consolidated statement of income for Scholastic Corporation ("Scholastic") gives effect to the acquisition of Grolier Incorporated ("Grolier") completed on June 22, 2000 for $400 million in cash using the purchase method of accounting in accordance with generally accepted accounting principles.

The unaudited pro forma condensed consolidated statement of income is based upon the historical financial statements of the respective companies. The unaudited pro forma condensed consolidated statement of income for the six months ended November 30, 2000 assumes that the acquisition took place on June 1, 2000 and combines Scholastic's unaudited consolidated statement of income for the six months ended November 30, 2000 with Grolier's unaudited consolidated statement of income for the period June 1 through June 22, 2000. The unaudited pro forma condensed consolidated statement of income is based on the estimates and assumptions set forth in the notes to the statement.

The pro forma adjustments are based on a preliminary valuation of Grolier's assets and liabilities and is subject to change. The final allocation of the purchase price will be determined based upon a comprehensive evaluation of the fair value of Grolier's tangible and identifiable intangible assets acquired and liabilities assumed. The unaudited pro forma condensed consolidated statement of income does not purport to be indicative of the results of operations for future periods or the combined results that would have been realized had the companies been a single entity during the period presented.

This unaudited pro forma condensed consolidated statement of income should be read in conjunction with the historical consolidated financial statements of Scholastic included in its May 31, 2000 Annual Report on Form 10-K filed with the Securities and Exchange Commission (the "SEC") on August 25, 2000, Quarterly Report on Form 10-Q for the quarter ended August 31, 2000 and filed with the SEC on October 16, 2000, Quarterly Report on Form 10-Q for the quarter ended November 30, 2000 and filed with the SEC on January 16, 2001 and Grolier's historical consolidated financial statements included in the Current Report on Form 8-K dated July 7, 2000, as amended September 5, 2000, and filed with the SEC on July 7, 2000 and September 5, 2000, respectively.

SCHOLASTIC CORPORATION
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF INCOME
SIX MONTHS ENDED NOVEMBER 30, 2000
(Amounts in millions, except per share data)


                                                           HISTORICAL                                 SCHOLASTIC
                                                  -------------------------         PRO FORMA          PRO FORMA
                                                  SCHOLASTIC        GROLIER        ADJUSTMENTS (1)     COMBINED
-----------------------------------------------------------------------------------------------------------------

REVENUES                                          $   1,030.4       $   35.6       $ -                $  1,066.0

Operating costs and expenses:
  Cost of goods sold                                    469.8           12.6         -                     482.4
  Selling, general and administrative expenses          445.8           16.4         -                     462.2
  Depreciation                                           13.3            0.3         -                      13.6
  Goodwill and other intangible amortization              6.9            0.8         -                       7.7
-----------------------------------------------------------------------------------------------------------------

TOTAL OPERATING COSTS AND EXPENSES                      935.8           30.1         -                     965.9

Operating income                                         94.6            5.5         0.0                   100.1
Interest expense, net                                    23.2            0.3         1.6 (A)                25.1
-----------------------------------------------------------------------------------------------------------------


Income before income taxes                               71.4            5.2        (1.6)                   75.0

Provision for  income taxes                              25.7            1.9        (0.6) (B)               27.0
-----------------------------------------------------------------------------------------------------------------

NET INCOME                                        $      45.7       $    3.3       $ (1.0)            $     48.0
=================================================================================================================

Earnings per Class A and Common Share:
  Basic                                           $      1.33                                         $     1.40
  Diluted                                         $      1.24                                         $     1.30





    SEE ACCOMPANYING NOTES TO THE UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF INCOME.

SCHOLASTIC CORPORATION
NOTES TO THE UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF INCOME (Amounts in millions, except per share data)


1. PRO FORMA ADJUSTMENTS

For purposes of determining the pro forma effect of the acquisition of Grolier on Scholastic's Condensed Consolidated Statement of Income for the six months ended November 30, 2000, the following adjustments have been made:

(A) Represents the effect for the period June 1 through June 22, 2000 of the incremental interest expense on amounts borrowed by Scholastic to fund the purchase price of $400 at a weighted average interest rate of 7.47%.

(B) Represents the net income tax provision for the taxable components of item 1(A) above, at a tax rate of 36%.

SCHOLASTIC CORPORATION
NOTES TO THE UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF INCOME (Amounts in millions, except per share data)


2.  EARNINGS PER SHARE

The following table sets forth the computation of the historical and pro forma basic and diluted earnings per share for the six months ended November 30, 2000:


                                                                      Scholastic
                                                        Historical    Pro Forma
                                                        Scholastic     Combined
                                                        ----------     --------
Net income for basic earnings per share                   $  45.7        $ 48.0
Dilutive effect of Debentures                                 1.8           1.8
-------------------------------------------------------------------------------
Adjusted net income for diluted earnings per share        $  47.5        $ 49.8

Weighted average Class A and Common Shares
  outstanding for basic earnings per share                   34.3          34.3
Dilutive effect of shares issuable pursuant to
  employee stock plans                                        1.1           1.1
Dilutive effect of Debentures                                 2.9           2.9
Dilutive effects of Warrants                                  0.0           0.0
-------------------------------------------------------------------------------
Adjusted weighted average Class A and Common
  Shares for diluted earnings per share outstanding          38.3          38.3
===============================================================================

Earnings per Class A and Common Share:
  Basic                                                    $ 1.33        $ 1.40
  Diluted                                                  $ 1.24        $ 1.30


The above table reflects the results of the 2-for-1 stock split in the form of a 100% stock dividend on its Common Stock and Class A Stock, which was payable on January 16, 2001 to stockholders of record as of December 29, 2000.